UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2024

Paragon 28, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40902	27-3170186
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14445 Grasslands Drive
Englewood, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 399-3400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FNA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 17, 2024, Paragon 28, Inc., a Delaware Corporation (the “Company”) held its 2024 Annual Meeting of Stockholders (“Annual Meeting”), virtually via live audio webcast. The following matters were voted upon at the Annual Meeting: (1) the election of three Class III Directors to serve until the 2027 annual meeting of stockholders; (2) the advisory vote on the compensation of the named executive officers; (3) the advisory vote on the frequency of future advisory votes on executive compensation; and (4) the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

As of the Annual Meeting record date of March 18, 2024, there were 82,906,136 shares of the Company’s Common Stock issued and outstanding and entitled to be voted at the Annual Meeting. A total of 58,915,767 shares were voted in person or by proxy (71.06% quorum). All matters voted on at the Annual Meeting were approved. The vote results were as follows:

Proposal #1 – Election of Directors

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Meghan Scanlon	42,565,752	1,715,556	14,634,459
Thomas Schnettler	42,001,463	2,279,845	14,634,459
Kristina Wright	43,898,290	383,018	14,634,459

Proposal #2 – Advisory Vote on the Compensation of the Named Executive Officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,051,895	1,225,775	3,638	14,634,459

Proposal #3 – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
43,736,229	751	241,780	302,548	14,634,459

In accordance with the voting results concerning this proposal, the Company will hold an annual advisory vote on executive compensation.

Proposal #4 – Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions
58,791,744	18,196	105,827

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAGON 28, INC.

Date: May 22, 2024	By:	/s/ Robert S. McCormack
General Counsel & Corporate Secretary